EXHIBIT 10.28

EXECUTION VERSION

FIRST AMENDING AGREEMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

dated as of October 24, 2014
ALTALINK, L.P.

as Borrower

- and-

ALTALINK MANAGEMENT LTD.

as General Partner

- and-

THE BANK OF NOVA SCOTIA

as Administrative Agent of the Lenders, Co-Lead Arranger and Co-Bookrunner

- and -

ROYAL BANK OF CANADA

as Syndication Agent, Co-Lead Arranger and Co-Bookrunner

- and -

THE BANK OF MONTREAL AND NATIONAL BANK OF CANADA

as Co-Documentation Agents

- and -

THE BANK OF NOVA SCOTIA, ROYAL BANK OF CANADA, THE BANK OF MONTREAL, NATIONAL BANK OF CANADA, THE TORONTO-DOMINION BANK AND ALBERT A TREASURY BRANCHES,

as Lenders

LEGAL 1 31999803.4

AMENDING AGREEMENT TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 24, 2014 among AltaLink, L.P., as Borrower, AltaLink Management Ltd., as General Partner, The Bank of Nova Scotia as Administrative Agent of the Lenders (the "Agent"), Co-Lead Arranger and Co-Bookrunner, Royal Bank of Canada as Syndication Agent, Co-Lead Arranger and Co-Bookrunner, The Bank of Montreal and National Bank of Canada as Co-Documentation Agents and each of The Bank of Nova Scotia, Royal Bank of Canada, The Bank of Montreal, National Bank of Canada, The Toronto-Dominion Bank and Alberta Treasury Branches, as Lenders.

RECITALS

WHEREAS AltaLink Management Ltd., in its capacity as general partner of AltaLink, L.P., as Borrower, the Agent and the other parties hereto are parties to a Third Amended and Restated Credit Agreement made as of December 19, 2013 (the "Original Credit Agreement");

WHEREAS AltaLink Management Ltd., in its capacity as general partner of AltaLink, L.P., as Borrower, issued a series 15 pledged bond (the "Series 15 Bond") pursuant to the terms of a supplemental indenture dated as of June 29, 2012, which supplemental indenture was issued pursuant to the terms of the Trust Indenture;

WHEREAS AltaLink Management Ltd., in its capacity as general partner of AltaLink, L.P., as Borrower, is issuing a new series 18 pledged bond pursuant to a supplemental indenture dated as of the date hereof and is concurrently cancelling the Series 15 Bond;

AND WHEREAS the Borrower, the General Partner, the Lenders and the Agent have agreed to amend certain provisions of the Original Credit Agreement in the manner and on the terms and conditions provided for herein.

NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

1.1    Definitions

All capitalized terms not otherwise defined herein shall have the meanings ascribed there to in the Original Credit Agreement.

ARTICLE 2
AMENDMENTS

2.1
Amendment to Certain Definitions. (a) The parties hereto confirm that the definitions of "Bond Delivery Agreement" and "Pledged Bond" in the Original Credit Agreement are hereby deleted and replaced with the following definitions, respectively: ""Bond Delivery Agreement" means the bond delivery agreement dated as of October 24, 2014 among the parties hereto as

LEGAL 1 31999803.4

the same may be amended, supplemented, restated or otherwise modified from time to time." ""Pledged Bond" means the Two Billion Canadian Dollars (Cdn. $2,000,000,000) Series 18 Bond of the Borrower issued and certified under the Trust Indenture."; (b) The parties hereto confirm that the following definition shall be added in the appropriate alphabetical order in the Original Credit Agreement "Eighteenth Supplemental Indenture"means the Eighteenth Supplemental Indenture between the Borrower, the General Partner and the Trustee dated as of October 24, 2014 pursuant to which the Borrower shall issue the Pledged Bond, as such indenture may be amended, supplemented, restated or otherwise modified from time to time."; and (c) The parties hereto confirm that the definition of "Trust Indenture"in the Original Credit Agreement is hereby amended by adding the words "and October 24, 2014" immediately following the words "May 22, 2013" in such definition.

2.2
Amendment to Section 7.1 - Security. The parties hereto confirm that Section 7.1 of the Original Credit Agreement shall be amended by adding the following sentence at the end of such Section: "The parties hereby confirm that all present and future indebtedness, liabilities and obligations of the Borrower to the Administrative Agent and the Lenders under this Agreement and the other Credit Documents shall constitute "Obligations" for the purposes of the Eighteenth Supplemental Indenture and shall be subject to the Pledged Bond."

2.3
Amendment to Section 9.1 - Trust Indenture. The parties hereto confirm that Section 9.1 of the Original Credit Agreement shall be amended by adding the word "hereby" following the words "which are" in the fourth line of such Section.

2.4
Amendment to Section 9.2(a)(ii) - Information and Certificates. The parties hereto confirm that Section 9.2(a)(ii) of the Original Credit Agreement shall be deleted and replaced with the following: "(ii) copies of any Supplemental Indenture which amends in any way the Trust Indenture."

ARTICLE 3
CONDITIONS PRECEDENT

3.1    Conditions Precedent

This Amending Agreement shall become effective if and when the Agent shall have received this Amending Agreement duly executed and delivered by the Agent, the Lenders, the Borrower and the General Partner.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES

4.1    Representations and Warranties True and Correct;No Default or Event of Default

The Borrower and General Partner each hereby represents and warrants to the Agent and the Lenders that after giving effect to this Amending Agreement, (i) each of the representations and warranties of the Borrower and the General Partner, as the case may be, contained in the Original Credit Agreement and each of the other Credit Documents is true and correct on, and as of the date hereof as if made on such date (except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Original Credit

LEGAL 1 31999803.4

Agreement) and (ii) no event has occurred and is continuing which constitutes or would constitute a Default or an Event of Default.

ARTICLES 5
MISCELLANEOUS

5.1    No Other Amendments, Waivers or Consents

Except as expressly set forth herein, the Original Credit Agreement and all Credit Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms. The execution, delivery and effectiveness of the waiver and amendments in this Amending Agreement shall not be deemed to be a waiver of compliance in the future or a waiver of any preceding or succeeding breach of any covenant or provision of the Original Credit Agreement.

5.2    Time

Time is of the essence in the performance of the parties' respective obligations in this Amending
Agreement.

5.3    Governing Law

This Amending Agreement is a contract made under and shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

5.4    Successors and Assigns

This Amending Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and any assigns, transferees and endorsees of the Agent or any Lender. Nothing in this Amending Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Amending Agreement.

5.5    Counterparts

This Amending Agreement may be executed by the parties hereto in counterparts and may be executed and delivered by facsimile or other electronic means and all such counterparts and facsimiles shall together constitute one and the same agreement.

[remainder of page intentionally left blank - signature pages follow]

LEGAL 1 31999803.4

IN WITNESS OF WHICH the parties hereto have duly executed this Amending Agreement as of the date set forth on the first page of this Agreement.

ALTALINK MANAGEMENT LTD., in its capacity as General Partner of ALTALINK, L.P.
By:	/s/ Joe Bronneberg
	Name:	Joe Bronneberg
	Title:	Executive Vice President and CFO

By:	/s/ Christopher J. Lomore
	Name:	Christopher J. Lomore
	Title:	Vice President, Treasurer

ALTALINK MANAGEMENT LTD.
By:	/s/ Joe Bronneberg
	Name:	Joe Bronneberg
	Title:	Executive Vice President and CFO

By:	/s/ Christopher J. Lomore
	Name:	Christopher J. Lomore
	Title:	Vice President, Treasurer

Altal.ink -- first Amending Agreement to Third Amended and Restated Credit Agreement

THE BANK OF NOVA SCOTIA, as Administrative Agent, Co-Lead Arranger and Co-Bookrunner
By:	/s/ Robert Boomhour
	Name:	Robert Boomhour
	Title:	Director

By:	/s/ Clement Yu
	Name:	Clement Yu
	Title:	Associate Director

THE BANK OF NOVA SCOTIA, as Leader
By:	/s/ Bradley Walker
	Name:	Bradley Walker
	Title:	Director

By:	/s/ Matthew Hartnoll
	Name:	Matthew Hartnoll
	Title:	Associate Director

Altal.ink -- first Amending Agreement to Third Amended and Restated Credit Agreement

ROYAL BANK OF CANADA, as Syndication Agent, Co-Lead Arranger, and Co-Bookrunner
By:	/s/ Timothy P. Murray
	Name:	Timothy P. Murray
	Title:	Authorized Signatory

ROYAL BANK OF CANADA, as Leader
By:	/s/ Timothy P. Murray
	Name:	Timothy P. Murray
	Title:	Authorized Signatory

Altal.ink -- first Amending Agreement to Third Amended and Restated Credit Agreement

THE BANK OF MONTREAL, as Co- Documentation Agent
By:	/s/ Jennifer Guo
	Name:	Jennifer Guo
	Title:	Associate

By:	/s/ Carol McDonald
	Name:	Carol McDonald
	Title:	Vice President

THE BANK OF MONTREAL, as Lender
By:	/s/ Jennifer Guo
	Name:	Jennifer Guo
	Title:	Associate

By:	/s/ Carol McDonald
	Name:	Carol McDonald
	Title:	Vice President

Altal.ink -- first Amending Agreement to Third Amended and Restated Credit Agreement

NATIONAL BANK OF CANADA,as Co- Documentation Agent
By:	/s/ Elin Ingolfsson
	Name:	Elin Ingolfsson
	Title:	Authorized Signatory

By:	/s/ John Niedermier
	Name:	John Niedermier
	Title:	Authorized Signatory

NATIONAL BANK OF CANADA, as Lender
By:	/s/ Elin Ingolfsson
	Name:	Elin Ingolfsson
	Title:	Authorized Signatory

By:	/s/ John Niedermier
	Name:	John Niedermier
	Title:	Authorized Signatory

Altal.ink -- first Amending Agreement to Third Amended and Restated Credit Agreement

THE TORONTO-DOMINION BANK, as Lender
By:	/s/ David Manii
	Name:	David Manii
	Title:	Vice President

By:	/s/ William J. O'Connor
	Name:	William J. O'Connor
	Title:	Director

Altal.ink -- first Amending Agreement to Third Amended and Restated Credit Agreement

ALBERTA TREASURY BRANCHES, as Lender
By:	/s/ Tim Poole
	Name:	Tim Poole
	Title:	Senior Director

By:	/s/ Craig Mathison
	Name:	Craig Mathison
	Title:	Associate Director

Altal.ink -- first Amending Agreement to Third Amended and Restated Credit Agreement